09.01.2022 The Allstate Corporation Special Topic Investor Call Proactive Investment Portfolio Management

The Allstate Corporation 2022 PAGE 1 Forward-looking Statements and Non-GAAP Financial Information This presentation contains forward-looking statements and information. This presentation also contains non- GAAP measures that are denoted with an asterisk. You can find the reconciliation of those measures to GAAP measures within our most recent earnings release and investor supplement. Additional information on factors that could cause results to differ materially from this presentation is available in the 2021 Form 10-K, Form 10-Q for June 30, 2022, our most recent earnings release, and at the end of these slides. These materials are available on our website, www.allstateinvestors.com, under the “Financials” link.

The Allstate Corporation 2022 PAGE 2 • Achieve Target Economic Returns on Capital • Transformative Growth • Expand Protection Offerings • Proactively Manage Investments • Build Long-term Growth Platforms Increase Personal Property-Liability Market Share Expand Protection Services Allstate’s Strategy Will Increase Shareholder Value Leveraging Allstate brand, customer base and capabilities

The Allstate Corporation 2022 PAGE 3 Investment Results Are a Significant Contributor to Enterprise Value Strong capital position and risk diversification enable proactive investment management • Investment of corporate capital and insurance reserves generates investment income and capital appreciation • Predictable cash flows and highly liquid fixed income securities enable investment in performance-based assets, which have higher long-term returns but increased volatility • Diversification within investments and across enterprise creates risk covariance, which reduces required capital and increases return on equity Investment results are better than external benchmarks reflecting people, processes, and relationships • Allstate has a $61 billion highly diversified and liquid corporate portfolio; 80% fixed income, 6% public equities and 14% in performance-based assets • Investments have generated $11.1 billion of value over the last 5 years, including $7.6 billion of investment income • A comprehensive risk and return management system is utilized from the CUSIP to the enterprise that quantifies decision making, establishes risk parameters and ensures accountability • Investment performance compares favorably to external benchmarks Investment portfolio enables proactive Enterprise Risk and Return Management • Investment allocations are established based on relative return on capital in comparison to underwriting and business risks, with investments currently using about 30% of total required economic capital • Investment allocations are changed to reflect a medium-term assessment of risk adjusted returns within the portfolio: reduced public equities early in the pandemic • Investment allocations are also changed to reflect enterprise risks: reduced inflation risk in bonds given the impact of inflation on auto insurance margins in late 2021

The Allstate Corporation 2022 PAGE 4 Public Assets Stable income & cash flows. Provides liquidity and opportunity to add value through active management Allstate Investments Includes Deep Industry Expertise Across Asset Classes Investment Strategy Private Assets Attractive risk-adjusted returns, illiquidity premium, and idiosyncratic risk External Asset Managers Access to best-in-class talent and allow a wider range of asset classes Capital Allocation Manage portfolio return and risk profile via dynamic asset allocation decisions Risk Management System Quantitative Tools & Analytics $71 Billion Assets Under Management Internal Managers 325 Investment Professionals $61 Billion Allstate Corporation $5 Billion Allstate Retirement Plan $5 Billion Collateralized Loan Obligations 40 Public Markets 45 Private Markets 40 Risk and Return 200 Investment Support Enterprise Risk and Return Strategy People 20 3rd Party Managed Strategies >80 Strategies Reviewed in the Last Year 4 Strategic Partners, Broad Engagement

The Allstate Corporation 2022 PAGE 5 7.6 3.5 $11.1 $10.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Allstate’s Investment Strategy and Execution Contributes Significantly to Shareholder Value Creation Allstate Corporation - Value contributions (in billions, after-tax) (1) Insurance Reserves includes reserve liabilities, contract holder funds, unearned premiums and claims outstanding less reinsurance recoverables and premium installment receivables. Capital reflects the remaining insurance assets not backing Insurance Reserves (2) Issued Collateralized Loan Obligations (3) Excluding Pension Plan and Third Party. Fixed income includes interest-bearing investments and exchange traded funds with underlying assets that are predominately fixed income securities Investments total return has provided similar increase to book value as underwriting income over the past 5 years 2017-2021 Asset allocations(3)Investment funds Insurance ReservesCapital Pension Plan Third Party Significant majority of $71 billion of assets under management back insurance reserves and capital Highly liquid with roughly $35 billion saleable within 30 days (1) (2) Fixed Income Public Equity Performance- based (1) As of 6/30/2022As of 6/30/2022 Net Investment Income Net Gains (Losses) and Change in Unrealized Property-Liability Underwriting Income Net investment income of $7.6 billion represents approximately 45% of adjusted net income* over the past 5 years $61 billion Corporate Portfolio

The Allstate Corporation 2022 PAGE 6 • Deep credit research capabilities have created value by informing individual asset selection decisions • Active management of the fixed income portfolio across risk and return opportunities also generates value relative to a static allocation 6.0 25.0 10.3 2.8 1 year or less 1 -5 years 5 - 10 years 10 years or greater Fixed Income Investments are Highly Diversified, Liquid and Actively Managed to Generate Value Fixed income maturity (in billions)(3)Fixed income ratings distributionInterest-bearing allocations (in billions) Fixed income is predominately investment grade corporate bonds 1 2 Government and Agency $8.7 Municipals $5.9 Corp. Investment Grade Credit $22.1 Corp. BIG Credit $5.4 Short term $4.4 Other $1.1 A and Above 54.9% BBB 33.9% BB 7.0% B 3.6% CCC and Below 0.6% (1) BIG reflects below investment grade (2) Corporate investment grade credit and BIG credit incorporates ABS, foreign government and bank loans (3) Includes short-term. Excludes ABS Short dated fixed income generates a sustainable amount of cashflow and liquidity Interest-bearing allocations are well diversified across sectors (1)(2) As of 6/30/2022 As of 6/30/2022 As of 6/30/2022 (2) $48 billion

Allstate

Performance-based Investments Provide Superior Risk Adjusted Returns

Elected to retain certain performance-based assets following the sale of Allstate life and annuities businesses

Diversified amongst asset classes with private equity representing ~60% of portfolio

Broad portfolio of 400+ performance-based investments diversifies our risk and return profile across vintage years (4)

Performance-based portfolio allocation(1)



(in billions)
$5.4
0.4
0.9
1.3
2.8
$8.6
0.7
1.4
1.5
5.0
$8.9
0.6
1.5
1.5
5.3
2020
2021
Q2 2022
Private Equity
Real Estate
Infrastructure & Energy (2)
Agriculture & Timber(2)

Performance-based investment details

As of 6/30/2022



Investments(3)
Direct
Coinvestment
Fund



Vintage Year
2012 & Prior
2013-2017
2018-2022

Includes investments typically made alongside experienced partners (~45% of carrying value) that leverage partner expertise, reduce costs and provide more control

Portfolio built over last decade with vintage year diversification

(1) 2021 includes approximately $2B of performance-based assets that were retained with the sale of the life and annuity business
(2) Infrastructure & Energy and portions of Agriculture & Timber are reported as Private Equity in Allstate's external financial statements
(3) Coinvestment includes investments alongside experienced private market partners. Direct Other investments do not include a partner investor
(4) We have commitments to invest additional amounts in limited partnership interests of $2.64 billion as of 6/30/2022

The Allstate Corporation 2022 PAGE 7

The Allstate Corporation 2022 PAGE 8 Significant Value Is Created Through Asset Allocation and Individual Asset Selection • Established as a long-term target allocation across asset classes • Integrated into enterprise economic capital risk and return framework • Optimized based on long-term expected asset class returns, risks and correlations • Adds value above Strategic Asset Allocation through dynamic portfolio management to take advantage of market environment • Systematic, data-driven, and proactive. Leverages internal and external expertise • Enhances portfolio returns by leveraging deep expertise of Allstate's portfolio managers and external relationships in active public market asset selection and private market idiosyncratic investments Strategic Asset Allocation Dynamic Asset Allocation Asset Selection

The Allstate Corporation 2022 PAGE 9 v Internal and External forecasts pooled to create aggregate Macro, Fundamental, Technical factors debated Optimization to guide portfolio construction Trades are determined and executed in market Monitor as new market mispricings arise v Investment and Portfolio Management Decisions Are Based on a Robust Multi-Disciplinary Process • Analytic tools support many of our investment functions - our dynamic asset allocation process combines views from internal and external market participants to form projections, along with upside and downside scenarios • Combining external tools with inhouse expertise allow us to comprehensively and consistently assess return opportunities relative to risk across the portfolio Dynamic asset allocation process Correlation of performance-based strategies with S&P 500(1) Dynamic asset allocation drives meaningful excess returns. Forecasts on assets are monitored for mispricing opportunities Risk/return correlations between asset classes are assessed as portfolio decisions are made S&P 500 Private Equity 0.65 Infrastructure 0.34 Real Estate 0.13 Ag & Timber 0.07 (1) Correlations calculated using historical market index total returns (e.g., Burgiss PE Buyout) since 2000

The Allstate Corporation 2022 PAGE 10 Supporting Diversity, Equity and Inclusion Across Financial Markets • Promoting a diverse and equitable society is aligned with Allstate’s Shared Purpose and improves business results • Leverage diversity as a competitive advantage through investment and people Expanded low-income housing tax credits Increasing on past investments by allocating $400 million in 2021, increasing total book value to $1.3 billion Developed 3rd party manager incubator strategy Growing investments in diverse owned, public asset managers Increasing trading volumes with minority, women and veteran owned business enterprises Targeting a 4x increase share of trading volumes, versus pre-2020 levels Building Diverse Talent Pool Launched two pipeline programs targeting diverse early career candidates Example actions to promote Diversity, Equity and Inclusion Investments Managers Trading Partners Talent

The Allstate Corporation 2022 PAGE 11 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% T ra v e le rs P ro g re s s iv e H a rt fo rd C h u b b A lls ta te S ta te F a rm G E IC O Investment grade credit Below inv grade credit Public Equity Alternatives / Performance-based Investment Portfolio Risk Profile is Informed Based on Capital Allocation Source: Allstate internal analysis and J.P. Morgan (1) Peer portfolio composition as of year end 2021. Allstate data as of June 30, 2022 Portfolio composition vs. peers(1) Highly diversified portfolio blends a substantial amount of fixed income with long-term growth- focused assets, which we believe will deliver strong risk-adjusted returns over time Peers pursue different investment strategies ranging from predominantly fixed income to predominantly equity

Allstate

Proactively Manage Asset Allocations To Reflect Economic And Market Conditions

Situation (Early 2020)

- Covid pandemic spreading rapidly but little impact on public equity valuations
- Public equity valuations were at a multi-year high and implied lower expected returns and greater downside risks
- Prospective risk adjusted returns on equites viewed as lower than investment grade bonds

Objective

- Optimize risk adjusted returns over the next several years, by using more capital efficient asset classes, even if this includes missed capital appreciation in equity valuations

Actions

- Sold $4 billion of public equity holdings in February 2020
- Reinvested into investment grade fixed income securities as spreads widened

Outcome

- Public equites sold at S&P 500 equivalent of 3,281
- S&P declined to 2,585 in March 2020
- Stability of investment valuations supported decision to provide customers with $1 billion of Shelter-In-Place payments reflecting decline in auto accident frequency
- Intermediate bond yields declined by 160 basis points over the next 12 months increasing the value of the fixed income portfolio

Equity Reduction


Allstate Public Equity ($M)
S&P 500 Index
7,500
6,500
5,500
4,500
3,500
2,500
1,500
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
Average sale price equivalent to 3,281 S&P level
Public Equity Exposure
S&P500 (rhs)
12/31/2019
1/31/2020
2/29/2020
3/31/2020

The Allstate Corporation 2022 PAGE 12

The Allstate Corporation 2022 PAGE 13 Enterprise Risk and Return Management Impacts Investment Allocations (1) Fixed income duration includes interest rate derivative positions. Corporate bond yield reflects intermediate maturity sourced from Bloomberg Situation (Q4 2021) • Fiscal stimulus and supply chain issues result in significant increases in used car prices, dramatically reducing auto insurance margins • Yields close to multi-decade lows • Economic assessment is that inflation is not transitory, and we expected the Fed would tighten monetary policy by raising rates • Higher interest rates would reduce the value of the fixed income portfolio, but also increase future investment income Objective • Limit the negative impact of inflation on enterprise results to auto insurance to the greatest extent possible • Accept lower current investment income from the fixed income portfolio to reduce the negative impact of higher interest rates on portfolio valuations • Position the portfolio to increase investment income should interest rates increase Actions • Shortened fixed income portfolio duration(1) from 4.6 to 3.2 beginning in the fourth quarter of 2021 through cash sales and interest rate futures • Overall asset class allocations remained unchanged Outcome • Annualized investment income declined roughly $50 million • Value of the fixed income portfolio declined, but by approximately $800 million less due to portfolio duration reduction • Value of the futures position has also increased by $470 million at June 30, 2022 • If interest rates stay at current levels investment income expected to increase by $125 to $150 million in 2023 vs 2022, assuming normal portfolio turnover • Every additional 100 basis points of higher fixed income yield would generate $400 million of investment income when fully reflected in portfolio yields 0.0 2.0 4.0 6.0 8.0 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Fixed Income Duration Bloomberg Int. Bond Yield Fixed income duration and intermediate bond yield(1) Intermediate bond yields increase as Fed reacts to inflation

Allstate

People, Processes and Relationships Generate Attractive Risk Adjusted Returns

People

- Public market investment team of 40, including 20 analysts with average of 14 years experience
- Private market investment team of 45 with extensive track record
- A team of 40 focused on risk and return management, quantitative research and economics

Process

- Proprietary dynamic asset allocation process to enhance returns and mitigate losses
- Differentiated investment process that combines fundamental research with quantitative tools
- A comprehensive risk and return management system utilized from CUSIP to Enterprise

Relationships

- Augment internal capabilities with best-in-class external managers
- Leverage sponsor and industry relationships to source attractive deals
- Interact on a regular basis with company management teams, sell-side analysts and other sources to continually monitor existing and new investment opportunities

	Value ($B)	Returns (1) 1-Year	3-Year	5-Year	Performance Quartile(2)
Market-based	52	-6.8%	1.4%	2.6%	
- Fixed Income(3)(4)	49	-5.9%	1.3%	2.5%	1st to 2nd
- Equity Investments	3	-15.7%	8.1%	7.6%	Indexed
Performance-based	9	24.6%	15.2%	14.1%	
- Private Equity	7	22.6%	15.4%	14.6%	2nd
- Real Estate	2	32.1%	14.5%	12.4%	1st
Total Portfolio	61	-3.7%	2.8%	3.6%	

Asset allocation drives additional shareholder value

Allstate generates returns above external benchmarks

(1) Total portfolio and market-based returns reflect GAAP total returns, performance-based reflects IRR. See investor supplement for definitions
(2) Illustrative peer comparisons are based on Allstate's internal composite benchmark of like mandates managed by professional asset management firms across a 5-year horizon
(3) Fixed income includes interest-bearing investments and exchange traded funds with underlying assets that are predominately fixed income securities
(4) Fixed income portfolio consists of multiple strategies with performance ranging within 1st and 2nd quartiles

The Allstate Corporation 2022 PAGE 14

The Allstate Corporation 2022 PAGE 16 Forward-looking Statements This presentation contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, catastrophe, exposure management, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation, and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include risks related to: o Insurance and Financial Services (1) unexpected increases in claim frequency and severity; (2) catastrophes and severe weather events; (3) limitations in analytical models used for loss cost estimates; (4) price competition and changes in regulation and underwriting standards; (5) actual claims costs exceeding current reserves; (6) market risk and declines in credit quality of our investment portfolio; (7) our subjective determination of fair value and amount of credit losses for investments; (8) our participation in indemnification programs, including state industry pools and facilities; (9) inability to mitigate the impact associated with changes in capital requirements; (10) a downgrade in financial strength ratings; o Business, Strategy and Operations (11) competition in the industries in which we compete and new or changing technologies; (12) implementation of our transformative growth strategy; (13) our catastrophe management strategy; (14) restrictions on our subsidiaries’ ability to pay dividends; (15) restrictions under terms of certain of our securities on our ability to pay dividends or repurchase our stock; (16) the availability of reinsurance at current levels and prices; (17) counterparty risk related to reinsurance; (18) acquisitions and divestitures of businesses; (19) intellectual property infringement, misappropriation and third-party claims; o Macro, Regulatory and Risk Environment (20) conditions in the global economy and capital markets, including the economic impacts from the recent military conflict between Russia and Ukraine; (21) a large- scale pandemic, the occurrence of terrorism, military actions, or social unrest; (22) the failure in cyber or other information security controls, as well as the occurrence of events unanticipated in our disaster recovery processes and business continuity planning; (23) changing climate and weather conditions; (24) restrictive regulations and regulatory reforms, including limitations on rate increases and requirements to underwrite business and participate in loss sharing arrangements; (25) losses from legal and regulatory actions; (26) changes in or the application of accounting standards; (27) loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers, claimants or employees; (28) our ability to attract, develop and retain talent; and (29) misconduct or fraudulent acts by employees, agents and third parties. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent annual report on Form 10-K.